SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

on behalf of the

Credit Suisse Adjustable Rate Mortgage Trust 2007-1

(Exact name of registrant as specified in its charter)

Delaware	333-135481-14	13-3460894
(State or other jurisdiction	(Commission)	(I.R.S. employer
of incorporation)	file number)	identification no.)

Eleven Madison Avenue, New York, NY	10010
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (212) 325-2000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on March 15, 2007, is hereby amended by this Form 8-K/A to replace (i) the Standard Terms of the Pooling and Servicing Agreement, dated as of February 1, 2007 (the “Standard Terms”) and (ii) the Series Supplement to the Standard Terms, dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

(d)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1

Series Supplement, dated as of February 1, 2007, to the Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

10.2	Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007.
10.3

Assignment and Assumption Agreement, dated as of February 1, 2007, by and between DLJ Mortgage Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 15, 2007).

10.4

Group 5 Interest Rate Cap Agreement, dated as of February 28, 2007 by and between Wells Fargo Bank, N.A., as trust administrator and Credit Suisse International (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 15, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:	/s/Kevin Steele
Name:	Kevin Steele
Title:	Vice President

Dated: May 1, 2007

Exhibit Index

Exhibit No.	Description

10.1

Series Supplement, dated as of February 1, 2007, to the Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, as special servicer, modification oversight agent and a servicer, Wells Fargo Bank, N.A., as trust administrator, master servicer, and a servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

10.2	Standard Terms of Pooling and Servicing Agreement dated as of February 1, 2007.
10.3

Assignment and Assumption Agreement, dated as of February 1, 2007, by and between DLJ Mortgage Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 15, 2007).

10.4

Group 5 Interest Rate Cap Agreement, dated as of February 28, 2007 by and between Wells Fargo Bank, N.A., as trust administrator and Credit Suisse International (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 15, 2007).